UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2006


                       Monolithic System Technology, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-32929
                            (Commission File Number)

          Delaware                                               77-0291941
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                      Identification No.)


                             755 N. Mathilda Avenue
                           Sunnyvale, California 94085
             (Address of principal executive offices, with zip code)

                                 (408) 731-1800
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 15, 2006, Monolithic System Technology, Inc. issued a press release announcing its financial results for the fourth fiscal quarter ended December 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report. The press release should be read in conjunction with the statements regarding forward-looking statements, which are included in the text of the release.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made by Monolithic System Technology, Inc. under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.                    Description
================================================================================

99.1              Press Release issued February 15, 2006.
====

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MONOLITHIC SYSTEM TECHNOLOGY, INC.


Date: February 15, 2006                       By: /s/ Chet Silvestri
                                                  ------------------------------
                                                  Chet Silvestri
                                                  Chief Executive Officer

                                  EXHIBIT INDEX
                                  =============

Exhibit No.                    Description
================================================================================

99.1              Press Release issued February 15, 2006.
====